UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 19, 2021

Date of Report (Date of Earliest Event Reported)

Vontier Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39483	84-2783455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5438 Wade Park Boulevard, Suite 600 Raleigh, NC	27607
(Address of Principal Executive Offices)	(Zip Code)

(984) 275-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	VNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Vontier Corporation (the “Company”) held on May 19, 2021, the Company’s stockholders voted on the following four proposals and cast their votes as described below:

Proposal 1: To elect Ms. Karen C. Francis and Mr. Mark D. Morelli to serve as Class I Directors of the Company, each for a three-year term expiring at the 2024 Annual Meeting of Stockholders of the Company and until their successors are elected and qualified. Each of Ms. Francis and Mr. Morelli was elected as a Class I Director by a vote of the Company’s stockholders as follows:

	For	Against	Abstain	Broker Non-Votes
Karen C. Francis	118,990,649	16,528,687	1,212,396	8,451,179
Mark D. Morelli	120,162,522	15,355,074	1,214,136	8,451,179

Proposal 2: To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The proposal was approved by a vote of the Company’s stockholders as follows:

For	144,554,952
Against	211,574
Abstain	416,385

Proposal 3: To approve, on an advisory basis, the Company’s named executive officer compensation as disclosed in the proxy statement for the Annual Meeting of Stockholders. The proposal was approved, on an advisory basis, by a vote of the Company’s stockholders as follows:

For	114,014,949
Against	22,263,314
Abstain	453,469
Broker Non-Votes	8,451,179

Proposal 4: To vote, on an advisory basis, on the frequency of holding an advisory vote on the Company’s named executive officer compensation. The option of once every one year received the highest number of votes cast on an advisory basis by the Company’s stockholders as follows:

One Year	134,814,519
Two Years	193,661
Three Years	1,301,923
Abstain	421,629
Broker Non-Votes	8,451,179

Based on these results, the Company’s Board of Directors (the “Board”) determined that the Company shall hold an annual advisory vote on the Company’s named executive officer compensation as disclosed in the proxy statement for the Annual Meeting of Stockholders at which the advisory vote is to be held; provided that, in the future, the Board may determine whether a different frequency for such advisory votes is in the best interests of the Company’s stockholders.

Item 8.01 Other Events.

On May 19, 2021, the Board approved a share repurchase program authorizing the Company to repurchase up to $500 million of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) from time to time on the open market or in privately negotiated transactions. The timing and amount of shares repurchased will be determined by the Company’s management based on market conditions, share price, applicable legal requirements and other factors. The Company may enter into Rule 10b5-1 plans to facilitate purchases under the share repurchase program. The share repurchase program may be suspended or discontinued at any time and has no expiration date.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to statements regarding Vontier Corporation’s (the “Company’s”) business, and any other statements identified by their use of words like “anticipate,” “expect,” “believe,” “outlook,” “guidance,” or “will” or other words of similar meaning. There are a number of important risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These risks and uncertainties include, among other things, the duration and ongoing impact of the COVID-19 pandemic, deterioration of or instability in the economy, the markets we serve, international trade policies and the financial markets, contractions or lower growth rates and cyclicality of markets we serve, competition, changes in industry standards and governmental regulations that may adversely impact demand for our products or our costs, our ability to successfully identify, consummate, integrate and realize the anticipated value of appropriate acquisitions and successfully complete divestitures and other dispositions, our ability to develop and successfully market new products, software, and services and expand into new markets, the potential for improper conduct by our employees, agents or business partners, impact of divestitures, contingent liabilities relating to acquisitions and divestitures, impact of changes to tax laws, our compliance with applicable laws and regulations and changes in applicable laws and regulations, risks relating to international economic, political, legal, compliance and business factors, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, the impact of our debt obligations on our operations, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, our ability to pay cash dividends declared by our Board to our stockholders, our ability to repurchase our common stock pursuant to the share repurchase program authorized by our Board, our ability to adequately protect our intellectual property rights, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, our relationships with and the performance of our channel partners, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, security breaches or other disruptions of our information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONTIER CORPORATION

Date: May 24, 2021	By:	/s/ Courtney Kamlet
	Name:	Courtney Kamlet
	Title:	Vice President - Associate General Counsel and Corporate Secretary